UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2009 (July 7, 2009)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices) (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS. WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS WITH RESPECT TO OUR AGREEMENTS TO PURCHASE CERTAIN MEDICAL OFFICE, CLINIC AND BIOTECH LABORATORY BUILDINGS, OR MOBS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, OUR OBLIGATIONS TO COMPLETE THE CURRENTLY PENDING MOB PURCHASES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE COMMERCIAL REAL ESTATE PURCHASES. AS A RESULT OF ANY FAILURE OF THESE CONDITIONS, SOME OF THE PROPERTIES MAY NOT BE PURCHASED OR SOME OF THESE PURCHASES MAY BE ACCELERATED OR DELAYED.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Explanatory Note

As previously reported in our Current Report on Form 8-K dated May 9, 2008, or the May 9 Current Report, filed by Senior Housing Properties Trust, or SNH, or us or we, we agreed to purchase up to 48 MOBs from HRPT Properties Trust, or HRP, pursuant to a series of purchase and sale agreements, or the Purchase Agreements, dated as of May 5, 2008.  The Purchase Agreements are more fully described in the May 9 Current Report.  Financial statements and pro forma financial information required by Items 9(a) and (b) of Form 8-K in connection with the matters reported in the May 9 Current Report were reported by us in the May 9 Current Report and amended in our Current Report on Form 8-K/A dated May 22, 2008, in our Current Report on Form 8-K/A dated September 29, 2008, in our Current Report on Form 8-K dated December 17, 2008 and in our Current Report on Form 8-K dated April 8, 2009.  As of the date of this Current Report on Form 8-K, we have purchased 40 MOBs from HRP, one of which we have subsequently

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sold to a third party.  One of the remaining buildings with an allocated value of $3.0 million is no longer subject to our Purchase Agreements.  Our agreements to acquire these 47 MOBs and our relationships with HRP are described more fully in our Annual Report on Form 10-K for the year ended December 31, 2008.

This Current Report on Form 8-K provides updated unaudited pro forma financial statements reflecting the purchase of 40 of the MOBs, as well as the sale of one of these MOBs and the pending acquisitions of the remaining seven MOBs subject to the Purchase Agreements.  The updated pro forma financial statements also reflect unrelated properties we have purchased through July 6, 2009.

Item 9.01.  Financial Statements and Exhibits.

Pro Forma Financial Data

This Current Report on Form 8-K includes pro forma financial data for us, which includes the 40 MOBs that have been acquired and the seven MOBs proposed to be acquired from HRP as well as the one MOB that we sold to a third party, and other acquisitions we have completed since April 1, 2009 (balance sheet) and January 1, 2008 (statements of income).  Because changes will likely occur in occupancy, rents and expenses with respect to the properties to be acquired and because some or all of the acquisitions may not be completed, the pro forma financial data presented should not be considered as a projection of future results.  Differences could also result from changes in our portfolio of investments, in interest rates, in our capital structure and for other reasons.

Between June 1, 2008 and March 31, 2009, we acquired 38 of the MOBs containing 1.6 million square feet for approximately $366.0 million, excluding closing costs. Subsequent to March 31, 2009, we acquired two additional MOBs and sold one MOB containing 193,000 square feet and 25,000 square feet, respectively, for approximately $50.8 million, excluding closing costs, and $3.1 million, respectively, and we expect the closings of the remaining seven acquisitions to occur before May 2010. We and HRP may mutually agree to accelerate the closings of these acquisitions.  We funded these acquisitions using cash on hand, proceeds from equity issuances, borrowings under our revolving credit facility and by assuming three mortgage loans on two properties totaling $10.8 million with a weighted average interest rate of 7.1% per annum and a weighted average maturity in 2018.

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Between January 1, 2008 and July 6, 2009, we acquired the following other properties from unrelated parties (dollars in thousands):

Date Acquired	Location	Number of Properties	Units		Purchase Price
1/1/08	WI	5	568		$66,767
2/7/08	TX	2	98		10,292
2/17/08	NE	1	138		9,338
3/1/08	MN	1	228		48,549
3/31/08	CA, DE, MD	10	660		137,445
8/1/08	AL	2	112		14,734
8/21/08	GA, IL, TX, UT	4	NA	(1)	100,009
9/1/08	IN	8	451		62,268
9/30/08	NY	1	NA	(2)	18,647
11/1/08	IN	1	252		30,529
		35	2,507		$498,578

(1)          On August 21, 2008, we acquired four wellness centers with a total of 458,000 square feet.

(2)          On September 30, 2008, we acquired one medical office building from an unaffiliated party with a total of 89,000 square feet.

We funded these acquisitions using cash on hand, proceeds from equity issuances, borrowings under our revolving credit facility and by assuming 15 mortgage loans for $50.5 million on eight of these properties.

Certain properties acquired by us, or proposed to be acquired from HRP, are leased to various tenants, including Five Star Quality Care, Inc., or Five Star, on a long term basis under net leases that transfer substantially all of the properties’ operating and holding costs to the tenants. The other leases, consisting solely of MOBs, are modified gross leases or “full service” leases.  We have previously provided summary financial data and other information regarding Five Star in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Our other tenants with net leases are engaged in a range of industries including health services, biotechnology research, and pharmaceutical research and manufacturing with no significant concentration in any particular industry.  The majority of these net lease tenants are privately owned.  Certain leases are guaranteed by affiliates of the tenants.  As of the date of this Current Report on Form 8-K, we believe that each tenant is current in its rent payments.  Five of the significant net lease tenants are: Five Star, Scripps Research Institute, or Scripps; Fallon Community Health Plan, or Fallon Clinic; Health Insurance Plan of New York, or HIP; and EPIX Pharmaceuticals, Inc., or EPIX.  Scripps is one of the largest non-profit health research institutes in the Country and is located in La Jolla, California.  Fallon Clinic is one of the largest multi-specialty group practices providing healthcare services in central Massachusetts.  HIP is one of the largest health insurance companies providing clinical services in the New York City area.  EPIX is a biopharmaceutical company focused on discovering and developing novel therapeutics.  EPIX is listed on NASDAQ Global Market under the symbol “EPIX”.

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(b) Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2009	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Three Months Ended March 31, 2009	F-3
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2008	F-4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

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SENIOR HOUSING PROPERTIES TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2009, reflects our financial position as if the transactions described in the footnotes to the unaudited pro forma condensed consolidated financial statements were completed on March 31, 2009.  The unaudited pro forma condensed consolidated statement of income for the quarter ended March 31, 2009 and the year ended December 31, 2008, presents our results of operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on January 1, 2008.  These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our financial statements for the quarter ended March 31, 2009, included in our Quarterly Report on Form 10-Q, our financial statements for the year ended December 31, 2008, included in our Annual Report on Form 10-K, the historical financial statements included in our Current Report on Form 8-K dated May 9, 2008 and in our Current Report on Form 8-K/A dated May 22, 2008 and the unaudited pro forma condensed consolidated financial statements included in our Current Report on Form 8-K/A dated September 29, 2008, Current Report on Form 8-K dated December 17, 2008 and Current Report on Form 8-K dated April 8, 2009.

The unaudited pro forma financial statements assume the acquisitions of 47 medical office, clinic and biotech laboratory buildings, or MOBs, from HRPT Properties Trust, or HRP, are financed with cash on hand, proceeds from equity issuances, borrowings under our revolving credit facility and by assuming three mortgage loans on two of the properties.  We expect to eventually fund these acquisitions with a mix of long term capital determined based upon market conditions.  These unaudited pro forma financial statements are provided for informational purposes only and upon completion of the planned long term financing for these acquisitions our financial position and results of our operations will be significantly different than what is presented in these unaudited pro forma financial statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma financial statements.

The allocation of the purchase price of the acquisitions of the MOBs from HRP and the other property acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements and reflected in these unaudited pro forma condensed consolidated financial statements is based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  A final determination of the fair values of the MOBs acquired or to be acquired will be based on the actual net tangible and intangible assets and liabilities assumed that exist as of the dates of the completion of the transactions.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma financial statements.

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences will result if the acquisitions of the MOBs from HRP are not completed as planned.  Differences could also result from future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues including rents expected to be received on leases in place or signed during and after 2009 or for other reasons.  Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma financial statements related to these transactions.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2009

(dollars in thousands)

		Pro Forma Adjustments
	Historical	MOBs Acquired (A)	MOBs Pending (B)	MOB Sold (C)	Pro Forma
ASSETS:
Real estate properties, at cost	$2,838,751	$47,484	$127,134	$(3,090)	$3,010,279
Less accumulated depreciation	398,946	—	—	—	398,946
	2,439,805	47,484	127,134	(3,090)	2,611,333
Cash and cash equivalents	5,566	—	—	—	5,566
Restricted cash	4,777	—	—	—	4,777
Deferred financing fees, net	5,303	—	—	—	5,303
Acquired real estate leases, net	30,636	3,373	20,649	—	54,658
Other assets	22,455	—	—	—	22,455
	$2,508,542	$50,857	$147,783	$(3,090)	$2,704,092

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Unsecured revolving credit facility	$181,000	$50,771	$144,565	$(3,090)	$373,246
Senior unsecured notes due 2012 and 2015, net of discount	322,053	—	—	—	322,053
Secured debt and capital leases	150,665	—	—	—	150,665
Acquired real estate lease obligations, net	8,166	86	3,218	—	11,470
Other liabilities	27,259	—	—	—	27,259
Shareholders’ equity	1,819,399	—	—	—	1,819,399
	$2,508,542	$50,857	$147,783	$(3,090)	$2,704,092

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Three Months Ended March 31, 2009

(amounts in thousands, except per share amounts)

	Historical	MOBs Acquired (D)	MOBs Pending (E)	Pro Forma Adjustments		Pro Forma
REVENUES:
Rental income	$68,377	$—	$—	$—		$68,377
MOB rental income	—	1,642	2,939	220	(F)	4,801
Interest and other income	208	—	—	—		208
Total revenues	68,585	1,642	2,939	220		73,386

EXPENSES:
Property operating expenses	2,955	736	320	(3)	(G)	4,008
Interest	10,776	—	—	629	(H)	11,405
Depreciation	18,389	—	—	1,339	(I)	19,728
Acquisition costs	112	—	—	—		112
General and administrative	4,820	—	—	179	(J)	4,999
Total expenses	37,052	736	320	2,144		40,252

Income before loss on sale of properties	31,533	906	2,619	(1,924)		33,134
Loss on sale of properties	—	—	—	(365)	(K)	(365)
Net income	$31,533	$906	$2,619)	$(2,289)		$32,769

Weighted average shares outstanding	117,853			2,545	(L)	120,398

Basic and diluted earnings per share:
Income before loss on sale of properties	$0.27					$0.28
Net income	$0.27					$0.27

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2008

(amounts in thousands, except per share amounts)

	Historical	MOBs Acquired (M)	MOBs Pending (N)	Pro Forma Adjustments		Pro Forma
REVENUES:
Rental income	$233,210	$—	$—	$15,264	(O)	$248,474
MOB rental income	—	32,118	11,594	5,301	(P)	49,013
Interest and other income	2,327	—	—	—		2,327
Total revenues	235,537	32,118	11,594	20,565		299,814

EXPENSES:
Property operating expenses	2,792	10,777	1,297	560	(Q)	15,426
Interest	40,154	—	—	5,482	(R)	45,636
Depreciation	60,831	—	—	16,962	(S)	77,793
General and administrative	17,136	—	—	2,580	(T)	19,716
Impairment of assets	8,379	—	—	—		8,379
Total expenses	129,292	10,777	1,297	25,584		166,950

Income before gain (loss) on sale of properties	106,245	21,341	10,297	(5,019)		132,864
Gain (loss) on sale of properties	266	—	—	(365	) (U)	(99)
Net income	$106,511	$21,341	$10,297	$(5,384)		$132,765

Weighted average shares outstanding	105,153			15,245	(V)	120,398

Basic and diluted earnings per share:
Income before gain (loss) on sale of properties	$1.01					$1.10
Net income	$1.01					$1.10

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)                        Represents the impact of our completed acquisition from HRP of two MOBs which were acquired subsequent to March 31, 2009 and related financing.  These acquisitions were funded with borrowings under our revolving credit facility.  The value of in-place leases and the fair market value of above or below market leases and customer relationships for the two MOBs acquired subsequent to March 31, 2009 is as follows:

Acquired assets other than real estate:

Origination Costs	$1,548
Above Market Leases	1,825
Total	$3,373

Assumed liabilities:

Below Market Leases	$86

Included in the March 31, 2009 historical numbers are 38 MOBs that were acquired between June 2008 and March 31, 2009 from HRP for approximately $366.0 million, excluding closing costs, including the assumption of three mortgage loans that encumber two properties totaling $10.8 million at a weighted average interest rate of 7.1% per annum.  The March 31, 2009 historical column also includes one MOB acquired in September 2008 from an unaffiliated party for $18.6 million, excluding closing costs.  Intangible lease assets and liabilities recorded by us for these acquisitions totaled $31.0 million and $4.8 million, respectively.

(B)                          Represents the impact of our pending acquisitions of the remaining seven MOBs we expect to acquire from HRP and relating financings.  These pending acquisitions are expected to be funded with borrowings under our revolving credit facility.  The estimated purchase prices of these seven MOBs are subject to change based on contractual terms of the applicable purchase agreement.  The funding of these acquisitions is subject to change based on capital market conditions at the time of the closings.  The value of in-place leases and the fair market value of above or below market leases and customer relationships for the seven pending MOBs is as follows:

Pending assets to be acquired other than real estate:

Origination Costs	$5,615
Above Market Leases	15,034
Total MOBs	$20,649

Assumed liabilities:

Below Market Leases	$3,218

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

(C)                          In May 2009, we sold one MOB that was classified as held for sale to an unaffiliated party for $3.1 million.  We used the net proceeds from the sale to repay borrowings outstanding under our revolving credit facility.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Quarter Ended March 31, 2009

(D)                         Represents the impact on rental income, reimbursement income and operating expenses for the quarter ended March 31, 2009 of the historical results of the two MOBs acquired by us subsequent to March 31, 2009 and prorated results of the one MOB acquired by us in January 2009, as if these acquisitions occurred on January 1, 2009.  Included in rental income, interest expense, depreciation and general and administrative expenses in the historical column are $10.4 million, $184,000, $2.6 million and $6,000, respectively, of the 38 MOBs acquired from HRP and the one MOB acquired from an unaffiliated party prior to March 31, 2009.  A management fee of 3% of gross rents is included in property operating expenses.

(E)                           Represents the impact on rental income, reimbursement income and operating expenses for the quarter ended March 31, 2009 of the historical results of our pending acquisitions from HRP of seven MOBs as if these acquisitions occurred on January 1, 2009.  A management fee of 3% of gross rents is included in property operating expenses.

(F)                           Represents the rental income adjustment for the sale of one MOB to an unaffiliated party for $3.1 million in May 2009 and the straight-line rent adjustment for the two MOBs acquired subsequent to March 31, 2009 and seven MOBs pending acquisition from HRP.  Also includes the preliminary amortization of capitalized above and below market lease values for these acquired and pending acquisitions.  The adjustments are as follows:

MOB Sold to Unaffiliated Party	$(91)
MOBs Acquired from HRP (Straight-line)	169
MOBs Pending from HRP (Straight-line)	437
MOBs Acquired from HRP (Above Market Leases)	(77)
MOBs Pending from HRP (Above Market Leases)	(301)
MOBs Acquired from HRP (Below Market Leases)	3
MOBs Pending from HRP (Below Market Leases)	80
Total	$220

(G)                          Represents the property operating expenses adjustment for the sale of one MOB to an unaffiliated party in May 2009.  The adjustment represents the full quarter impact assuming we sold this property on January 1, 2009.

(H)                         Represents the impact on interest expense for the quarter ended March 31, 2009, from $195.3 million outstanding on our revolving credit facility at our current interest rate of

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

1.3% per annum drawn in connection with the purchase of the two acquired MOBs subsequent to March 31, 2009 and seven pending MOBs described in Notes (A) and (B), respectively and the impact on interest expense for our sale of one MOB in May 2009 described in Note (C) used to repay borrowings outstanding under our revolving credit facility as if this sale occurred on January 1, 2009.  The additional net interest expense is as follows:

MOBs Acquired	$166
MOBs Pending	473
May 2009 Sale of MOB — Reduction in Interest Expense	(10)
Total	$629

(I)                              Represents the impact on depreciation expense for the quarter ended March 31, 2009, of properties acquired by us in 2009 described in Note (D) and the impact of the acquisitions of the seven pending MOBs described in Note (E).  Also includes the preliminary amortization of capitalized origination costs for these acquired and pending MOBs.  The additional depreciation expense is as follows:

MOBs Acquired from HRP	$339
MOBs Pending from HRP	817
MOBs Acquired from HRP (Origination Costs)	63
MOBs Pending from HRP (Origination Costs)	120
Total	$1,339

(J)                             Represents the impact on general and administrative expenses for the quarter ended March 31, 2009, of properties acquired by us in 2009 described in Note (D) and the impact of the acquisitions of the seven pending MOBs described in Note (E).  The increase in general and administrative expense represents the management fees payable to Reit Management & Research LLC, or RMR.  The management fees paid by us to RMR with respect to the acquired and pending MOBs from HRP will be the same as the management fees that are currently being paid by HRP with respect to these MOBs and they will not increase as a result of our purchase prices being higher than HRP’s historical costs of these MOBs.  The additional general and administrative expenses are as follows:

MOBs Acquired from HRP	$51
MOBs Pending from HRP	128
Total	$179

(K)                         In May 2009, we sold one MOB that was classified as held for sale to an unaffiliated party for $3.1 million and recognized a loss on sale of $365,000.

(L)                           In February 2009, we issued 5.9 million of our common shares in an underwritten public offering, raising net proceeds of $96.8 million.  We used the net proceeds from this offering to repay borrowings outstanding on our revolving credit facility and for

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

general business purposes, including funding, in part, the acquisitions described in Note (D).  The adjustment to our weighted average shares outstanding shows the effect on our weighted average shares outstanding for the quarter ended March 31, 2009, as if we issued the additional shares on January 1, 2009.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2008

(M)                      Represents the impact on rental income, reimbursement income and operating expenses for the year ended December 31, 2008 of the historical results of the three MOBs acquired by us subsequent to December 31, 2008 and pro rated results of the 37 MOBs acquired by us between June and December 31, 2008, as if these acquisitions occurred on January 1, 2008.  Included in rental income, interest expense, depreciation, general and administrative expenses and impairment of assets in the historical column are $12.3 million, $346,000, $3.3 million, $16,000 and $1.4 million, respectively, of the 37 MOBs acquired from HRP and the one MOB acquired from an unaffiliated party since June 1, 2008 from the date of acquisition through December 31, 2008.  A management fee of 3% of gross rents is included in property operating expenses.

(N)                         Represents the impact on rental income, reimbursement income and operating expenses for the year ended December 31, 2008 of the historical results of our pending acquisitions from HRP of seven MOBs as if these acquisitions occurred on January 1, 2008.  A management fee of 3% of gross rents is included in property operating expenses.

(O)                         During the year ended December 31, 2008, we purchased 30 senior living properties with a total of 2,507 units and four wellness centers with a total of 458,000 square feet for approximately $379.3 million and $100.0 million, respectively, from nine unaffiliated parties.  We leased these properties for initial rent of $39.4 million.  We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February and June 2008, borrowings under our revolving credit facility and the assumption of 15 mortgage loans that encumber eight of these senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum.  The adjustment to rental income represents the full year impact assuming we acquired these 30 senior living properties and four wellness centers on January 1, 2008.

(P)                           Represents the rental income adjustment for the one MOB acquired from an unaffiliated party on September 30, 2008, the sale of one MOB to an unaffiliated party for $3.1 million in May 2009 and the straight-line rent adjustment for the 40 acquired MOBs and seven pending MOBs from HRP.  Also includes the preliminary amortization of capitalized above and below market lease values for these acquired and pending acquisitions.

The adjustments are as follows:

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

MOBs Acquired from Unaffiliated Party	$1,832
MOB Sold to Unaffiliated Party	(319)
MOBs Acquired from HRP (Straight-line)	3,147
MOBs Pending from HRP (Straight-line)	1,746
MOBs Acquired from HRP (Above Market Leases)	(309)
MOBs Pending from HRP (Above Market Leases)	(1,203)
MOBs Acquired from Unaffiliated Party (Above Market Leases)	(41)
MOBs Acquired from HRP (Below Market Leases)	85
MOBs Pending from HRP (Below Market Leases)	322
MOBs Acquired from Unaffiliated Party (Below Market Leases)	41
Total	$5,301

(Q)                         Represents the property operating expenses adjustment for the sale of one MOB to an unaffiliated party in May 2009 and the one MOB acquired from an unaffiliated party on September 30, 2008.  These adjustments represent the full year impact assuming they occurred on January 1, 2008.  The adjustments are as follows:

MOB Sold to Unaffiliated Party	$(9)
MOB Acquired from Unaffiliated Party	569
Total	$560

(R)                          Represents the impact on interest expense for the year ended December 31, 2008, from $218.2 million outstanding on our revolving credit facility at our current interest rate of 1.3% per annum drawn in connection with the purchase of the 40 acquired MOBs and seven pending MOBs described in Notes (M) and (N), respectively, and the impact on interest expense for our sale of one MOB to an unaffiliated party for $3.1 million in May 2009 described in Note (C) used to repay borrowings outstanding under our revolving credit facility as if this sale occurred on January 1, 2008.  Also includes the interest expense on the assumption of three mortgage loans that encumber two of the MOBs totaling $10.8 million at a weighted average interest rate of 7.1% per annum described above in Note (A) and the assumption of 15 mortgage loans that encumber eight of the senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum described above in Note (O).  The additional net interest expense is as follows:

MOBs Acquired	$917
MOBs Acquired — Debt Assumption	461
MOBs Pending	1,942
2009 Sale of Property — Reduction in Interest Expense	(40)
Senior Living Properties Acquired — Debt Assumption	2,202
Total	$5,482

(S)                           Represents the impact on depreciation expense for the year ended December 31, 2008, of properties acquired by us during the year ended December 31, 2008 described in Note (O) and the impact of the acquisitions of the 40 acquired MOBs and seven pending MOBs described in Notes (M) and (N), respectively, as if these transactions occurred on January 1, 2008.  Also includes the preliminary amortization of capitalized

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

origination costs for these acquired and pending MOB acquisitions.  The additional depreciation expense is as follows:

2008 Senior Living and Wellness Center Acquisitions	$4,681
MOBs Acquired from HRP	7,645
MOBs Pending from HRP	3,363
MOBs Acquired from Unaffiliated Party	342
MOBs Acquired from HRP (Origination Costs)	346
MOBs Pending from HRP (Origination Costs)	480
MOBs Acquired from Unaffiliated Party (Origination Costs)	105
Total	$16,962

(T)                          Represents the impact on general and administrative expenses for the year ended December 31, 2008, of properties acquired by us during the year ended December 31, 2008 described in Note (O) and the impact of the acquisitions of the 40 acquired MOBs and seven pending MOBs described in Notes (M) and (N), respectively, as if these acquisitions occurred on January 1, 2008.  The increase in general and administrative expense represents the management fees payable to RMR.  The management fees paid by us to RMR with respect to the acquired and pending MOBs from HRP will be the same as the management fees that are currently being paid by HRP with respect to these MOBs and they will not increase as a result of our purchase prices being higher than HRP’s historical costs of these MOBs.  The additional general and administrative expenses are as follows:

2008 Senior Living and Wellness Center Acquisitions	$912
MOBs Acquired from HRP	1,085
MOBs Pending from HRP	513
MOBs Acquired from Unaffiliated Party	70
Total	$2,580

(U)                         In May 2009, we sold one MOB that was classified as held for sale to an unaffiliated party for $3.1 million and recognized a loss on sale of $365,000.  This adjustment assumes this sale occurred on January 1, 2008.

(V)                          In February 2008, June 2008 and February 2009, we issued 6.2 million, 19.6 million and 5.9 million of our common shares in underwritten public offerings, raising net proceeds of $129.4 million, $393.7 million and $96.8 million, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, the acquisitions described in Notes (M) and (O).  The adjustment to our weighted average shares outstanding shows the effect on our weighted average shares outstanding for the year ended December 31, 2008, as if we issued the additional shares on January 1, 2008.

Exhibits

The Company hereby files the following exhibits:

10.1	Second Amendment to Purchase Agreement dated May 20, 2009 by and between Hub Properties Trust and Senior Housing Properties Trust (Amelia Building, Norfolk, Virginia).

10.2	Second Amendment to Purchase Agreement dated May 20, 2009 by and between Hub Properties Trust and Senior Housing Properties Trust (1145 19th Street, N.W., Washington, D.C.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer
Dated: July 7, 2009